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                                                                     EXHIBIT 4.1

CAPITAL STOCK                                                      CAPITAL STOCK


NUMBER                                                                    SHARES
P 15696


[JLG LOGO]                                   CUSIP 466210 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                              JLG INDUSTRIES, INC.
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA


THIS CERTIFIES THAT


                                    SPECIMEN


IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF TWENTY CENTS EACH OF THE CAPITAL STOCK OF

JLG Industries, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:

  Countersigned                                            /s/ William M. Laskey
     AMERICAN STOCK TRANSFER & TRUST COMPANY               ---------------------
                                 Transfer Agent            CHAIRMAN OF THE BOARD



By                                                         /s/ Thomas D. Singer
   ---------------------------                             ---------------------
                           Authorized Signature            SECRETARY

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     The Corporation will furnish to any shareholder, upon request and without charge, a full or summary statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued and the variations in the relative rights and preferences between the shares of any series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine such relative rights and preferences.

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

     TEN COM--AS TENANTS IN COMMON          UNIF GIFT MIN ACT--    CUSTODIAN
     TEN ENT--AS TENANTS BY THE ENTIRETIES                    (CUST)     (MINOR)
     JT TEN --AS JOINT TENANTS WITH RIGHT OF      UNDER UNIFORM GIFTS TO MINORS
              SURVIVORSHIP AND NOT AS TENANTS     ACT
              IN COMMON                                     (STATE)
    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED,_____________  ______ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________SHARES
          OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE,
               AND DO HEREBY, IRREVOCABLY CONSTITUTE, AND APPOINT

_______________________________________________________________________ATTORNEY
          TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED_________________________________




        ________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




                          ______________________________________________________
SIGNATURES(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                          GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between JLG Industries, Inc. (the "COMPANY") and American Stock Transfer and Trust Company (the "RIGHTS AGENT") dated as of May 24, 2000 (the "RIGHTS AGREEMENT"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the stock transfer administration office of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge as promptly as reasonably practicable after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.